Exhibit 10.32

Execution Copy

SUBSCRIPTION, PURCHASE AND INVESTMENT AGREEMENT

THIS SUBSCRIPTION, PURCHASE AND INVESTMENT AGREEMENT (this “Agreement”) is made as of September 18, 2013, by and among GLOBALOPTIONS GROUP, INC., a Delaware corporation (the “Company”), each of the Buyers signatory to this Agreement, as identified on the signature pages attached hereto, and, for the limited purpose set forth on the signature page hereto, Walker Digital, LLC, a Delaware limited liability company (“Walker Digital”).

WHEREAS, the Company is offering up to 3,693,950 units consisting of one share of the Company’s Common Stock (the “Shares”) and one warrant to purchase one half of one share of the Company’s Common Stock (the “Warrants” and together with the Shares, the “Units”) to a limited number of accredited investors in a non-public offering (the “Offering”); and

WHEREAS, substantially simultaneously with the closing of the Offering (as defined below), GO Merger Sub LLC (“Merger Sub”), a wholly owned subsidiary of the Company, is merging with and into Walker Digital Holdings, LLC (“Walker Digital Sub”), a wholly owned subsidiary of Walker Digital, (the “Merger”) pursuant to that certain Agreement and Plan of Merger dated as of July 11, 2013, by and between the Company, Merger Sub, Walker Digital and Walker Digital Sub (the “Merger Agreement”); and

WHEREAS, the Company and each person that is subscribing for shares in the Offering (each a “Buyer” and collectively the “Buyers”) are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, each Buyer desires to purchase that number of Units set forth on each Buyer’s respective signature page.

WHEREAS, the Company has engaged Broadband Capital Management LLC as its exclusive placement agent (the “Placement Agent”) for the offering of the Shares on a “best efforts” basis.

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW THEREFORE, in consideration of the foregoing and for valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. Issuance of Units

(a) Subject to the terms and conditions contained herein, the Company will issue to each Buyer, and each Buyer will purchase from Company, severally and not jointly, for the purchase price of $3.00 per Unit, that number of Units set forth opposite such Buyer’s name on Exhibit A hereto, provided that the aggregate number of Offered Units issued and sold to each Buyer shall not exceed the number of Units set forth on such Buyer’s respective signature page. The closing of the Offerings is conditioned upon committed and fully paid subscriptions or agreements to purchase of not less than $10,000,000 in aggregate gross proceeds. The closing date of the Offering shall be the date on which the Merger closes (the “Closing Date”), which date shall be communicated to each Buyer in writing by the Company at least two business days in advance. Upon receipt by the Company from Buyers of fully executed versions of this Agreement representing committed subscriptions or agreements to buy of at least $10,000,000 in aggregate gross proceeds, the Company will provide notice to the Buyers that the closing of the Offering will proceed (the “Closing Notice”). Each Buyer shall send, via wire transfer of immediately available funds on or before the Closing Date, the purchase price of the Units such Buyer has subscribed for to the escrow account of the Company identified in the Closing Notice.

(b) In the event that the Offering does not close on or before September 30, 2013, the Company will refund the respective purchase price, without interest, received by the Company from each Buyer. Upon the closing of the transactions contemplated hereby, the Company shall deliver to each Buyer certificates in the name of such Buyer for the respective number of Shares and Warrants issued to such Buyer (or its respective designee or nominee) in the Offering containing, inter alia, the legend set forth in Section 2 below.

(c) On or prior to the Closing with respect to the Buyers listed on Exhibit A hereto, the Company shall issue, deliver or cause to be delivered to such Buyer the following (the “Company Deliverables”):

(i) this Agreement, duly executed by the Company and Walker Digital;

(ii) one or more certificates evidencing the Warrants purchased by such Buyer hereunder in substantially the form of Exhibit C;

(iii) the Registration Rights Agreement, duly executed by the Company;

(iv) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the Certificate of Incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(v) the Compliance Certificate referred to in Section 7(a)(viii) hereof; and

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(vi) certificates evidencing the incorporation and good standing of the Company, issued by the Secretary of State of the State of Delaware as of a date within five (5) days of the Closing Date.

(d) Within three (3) Business Days following the Closing, the Company shall issue, deliver or cause to be delivered to each Buyer one or more original stock certificates, free and clear of all restrictive and other legends except as provided in Section 2 hereof, evidencing the Shares purchased by such Buyer hereunder, registered in the name of such Buyer (the “Stock Certificates”).

2. Restrictive Legends

All Stock Certificates and Warrants shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

The legend set forth above shall be removed from certificates representing Shares and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Shares are registered for resale under the Securities Act (provided that, if the Buyer is selling pursuant to the effective registration statement registering the Shares for resale (the “Registration Statement”), the Buyer agrees to only sell such Shares during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such Registration Statement), (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company), or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the effective date of the Registration Statement covering the resale or (ii) Rule 144 becoming available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall within one (1) Business Day deliver to its transfer agent irrevocable instructions that the transfer agent shall reissue a certificate representing the applicable Shares without legend upon receipt by the transfer agent of the legended certificates for such Shares. Any fees (with respect to the transfer agent or otherwise) associated with the removal of such legend shall be borne by the Company.

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3. Investment Representations

Each Buyer represents, warrants and covenants as follows:

(a) The Buyer is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act and is purchasing the applicable Shares for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of such Shares in violation of the Securities Act or applicable state securities laws, or any rule or regulation thereunder.

(b) The Buyer has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit it to evaluate the merits and risks of its investment in the Company, and has done so.

(c) The Buyer understands that the Company is required to file periodic reports pursuant to the Securities Exchange Act of 1934 (the “1934 Act”), as amended. The Buyer acknowledges that he, she or it has had such opportunity to obtain such periodic reports, as well as the Current Reports on Form 8-K filed by the Company on July 15, 2013 and August 1, 2013 (collectively, the “July/August Form 8-Ks”) and is familiar with the information contained in such reports, including without limitation the risk factors contained therein, and that each report speaks only as of its respective date. The Buyer understands and acknowledges that no person has been authorized to give any information or make any representations in connection with the Offerings other than the information contained in such reports (the “Offering Documents”) and the representations of the Company contained in Section 4 of this Agreement. The Buyer understands and acknowledges that, if given or made, other information or representations must not be relied on as having been made by or on behalf of the Company, and the Buyer represents and warrants that the Buyer’s decision to purchase Shares was not based on any information or representations other than as described in the immediately preceding sentence.

(d) The Buyer has sufficient experience in business, financial and investment matters and, in particular, investments in businesses similar to the Company, to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) The Buyer can afford a complete loss of the value of the Units and is able to bear the economic risk of holding such Units for an indefinite period.

(f) The Buyer understands that: (i) the Shares and Warrants have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares and Warrants cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available until at least twelve months has elapsed from the date on which the information that is required by Form 10 to register shares of the Company’s Common Stock under the 1934 Act is filed with the SEC and even then will not be available unless a public market then exists for the Shares, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the SEC with respect to the Shares or the Warrants and there is no assurance that any registration statement that may be filed with respect to the resale of the Shares will be declared effective when expected, or at all, or will remain effective for a sufficient time to enable the Buyer to sell any or all of its Shares, and it is not expected that any registration statement will be filed with respect to the resale of the Warrants.

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(g) The Buyer has consulted the Buyer’s own accountants, legal counsel and investment tax or other advisors as the Buyer deemed necessary in connection with the purchase of the Shares and has relied solely on the advice of such professionals and not on any information or statements from the Company, the Placement Agent or PowerOne Capital Markets Limited (“PowerOne”).

(h) The Buyer understands that neither the SEC nor any state securities commission or other governmental agency has reviewed or passed upon or made any recommendation or endorsement of the Shares or any investment therein.

(i) The Buyer did not engage in any general solicitation or advertisement in connection with the Offerings and is not purchasing the Units based on any materials or communications as part of a general solicitation or advertisement in connection with the Offerings.

(j) The Buyer is not an “underwriter” as such term is defined in Section 2(a)(11) of the Securities Act.

(k) The Buyer acknowledges that the Placement Agent is acting as placement agent on a “best efforts” basis for the Shares being offered hereby and will be compensated by the Company for acting in such capacity, and that PowerOne has partnered with the Placement Agent in such regard. The Buyer represents that (i) such Buyer was contacted regarding the sale of the Units by the Placement Agent, PowerOne or the Company (or an authorized agent or representative thereof), and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising as such terms are used in Regulation D of the Securities Act. Other than to other persons party to this Agreement, such Buyer has maintained the confidentiality of all disclosure made to it in connection with this transaction (including the existence and terms of this Agreement). Such Buyer represents that it is making this investment based on the results of its own due diligence investigation of the Company and Walker Digital Sub, and has not relied on any information or advice furnished by or on behalf of the Placement Agent or PowerOne in connection with the transactions contemplated hereby. Such Buyer acknowledges that neither the Placement Agent nor PowerOne has made, and neither will make, any representations and warranties with respect to the Company, Walker Digital Sub, the Merger or the transactions contemplated hereby, and such Buyer will not rely on any statements made by the Placement Agent or PowerOne, orally or in writing, to the contrary.

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In addition, each Buyer that is a Canadian resident agrees as follows:

(l) By completing the “Accredited Investor Certificate” enclosed on Schedule I, the Buyer is representing and warranting that the Buyer satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) adopted by the Canadian Securities Administrators.

(m) The Buyer acknowledges and consents to the fact that the Company is collecting the Buyer’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Buyer’s personal information (and, if applicable, the personal information of those on whose behalf the Buyer is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Buyer is deemed to be consenting to the foregoing collection, use and disclosure of the Buyer’s personal information (and, if applicable, the personal information of those on whose behalf the Buyer is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Buyer may be purchasing Shares as agent on behalf of an undisclosed principal, the Buyer agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Company, all as may be required by the Company in order to comply with the foregoing.

(n) Furthermore, the Buyer is hereby notified that: (i) the Company may deliver to any securities commission having jurisdiction over the Company, the Buyer or this subscription, certain personal information pertaining to the Buyer, including such Buyer’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Buyer, the number of Shares purchased by the Buyer and the total purchase price paid for such Shares, the prospectus exemption relied on by the Company and the date of distribution of the Shares, (ii) such information is being collected indirectly by such commissions under the authority granted to them in securities legislation, (c) such information is being collected for the purposes of the administration and enforcement of the securities laws, and (d) the Buyer may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number: Administrative Assistant to the Director of Corporate Finance Ontario Securities Commission Suite 1903, Box 55 20 Queen Street West Toronto, ON M5H 3S8 Telephone: (416) 593-8086.

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4. Company Representations

The representations and warranties made by the Company in this Section 4 with respect to Walker Digital Sub are made subject to the Company’s knowledge following the Company’s due diligence investigation of Walker Digital Sub, as of the date hereof and the Closing Date, in connection with the Merger. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Buyers as follows:

(a) Organization, Qualification and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company’s business. The Company has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

(b) Authorization of Transaction. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and, when duly and validly executed and delivered by each other party hereto, will constitute a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

(c) Capital Stock/Anti-Dilution and Participation Rights. The Company’s authorized, issued and outstanding capital stock, warrants and options are as set forth in the Company’s most recent filings, as of the date of such filings, made by the Company pursuant to the 1934 Act. There are no pre-emptive rights, rights of first refusal or other participation rights, nor are there any anti-dilution or other adjustments, that would be triggered or subject to exercise by any person as a result of these Offerings. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in the SEC Documents (as defined herein), and except for up to 1,445,000 shares of Common Stock issuable to a vendor of the Company: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) other than the Warrants issued pursuant to this Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement, that certain Registration Rights Agreement dated as of March 27, 2012, by and among the Company, Genesis Opportunity Fund, L.P. and Genesis Asset Opportunity Fund, L.P., that certain Restructuring Registration Rights Agreement dated as of July 25, 2007, among the Company and each of the Investors named party thereto, securities of the Company held by the Placement Agent (or affiliates), securities of the Company held by IP Navigation Group, LLC (or affiliates), and securities of the Company held by Walker Digital (or its affiliates)); (vi) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents.

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(d) Noncontravention. Subject to compliance with the applicable requirements of the Securities Act, the 1934 Act and any applicable state securities laws, neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby will (i) conflict with or violate any provision of the charter or Bylaws of the Company, (ii) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (“Governmental Entity”), (iii) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company is a party or by which it is bound or to which any of its assets are subject, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

(e) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of each of (i) the Company included in the SEC Documents and (ii) the Walker Digital Licensing and Enforcement business segment transferred to Walker Digital Sub in connection with the Merger (“WDLE”) included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and WDLE, respectively, as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has timely filed all periodic reports with the SEC.

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(f) Material Changes.

(i) Since the date of the latest financial statements included within the SEC Documents, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined in the Merger Agreement). Since the date of the latest financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s or WDLE’s consolidated financial statements pursuant to GAAP or, in the case of the Company, to be disclosed in filings made with the SEC, and (C) liabilities and obligations incurred in connection with the Merger and the transactions contemplated hereby, (ii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (iv) the Company has not issued any equity securities to any officer, director or affiliate, (v) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any material contract under which the Company or any of its assets is bound or subject. Except for the issuance of the Units contemplated by this Agreement and in the Merger, no event, liability or development has occurred or exists with respect to the Company or Walker Digital Sub or their respective businesses, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed.

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(ii) Since the date of the latest financial statements of WDLE included in the SEC Documents, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Since the date of the latest financial statements of WDLE included in the SEC Documents, except as specifically disclosed in Schedule 5(e) hereto, (i) neither Walker Digital Sub nor WDLE has incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in WDLE’s consolidated financial statements pursuant to GAAP, and (C) liabilities and obligations incurred in connection with the Merger and the transactions contemplated hereby, (ii) WDLE has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iii) neither Walker Digital Sub nor WDLE has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of Walker Digital Sub or WDLE, as applicable), (iv) neither Walker Digital Sub nor WDLE has issued any equity securities to any officer, director or affiliate, (v) neither Walker Digital Sub nor WDLE has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any material contract under which Walker Digital Sub or any of its assets is bound or subject.

(g) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are applicable to the Company and effective as of the date hereof (as well as any and all applicable rules and regulations promulgated by the SEC thereunder that are applicable to the Company and effective as of the date hereof) except where such noncompliance would not have, individually or in the aggregate, a material adverse effect.

(h) Litigation. There is no action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity which is pending or, to the knowledge of the Company, has been threatened against the Company or Walker Digital Sub. There are no judgments, orders or decrees outstanding against the Company. To the knowledge of the Company, there is no threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any governmental entity with respect to the business of the Company.

(i) Valid Issuance. The Shares, when issued or sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and will be subject to restrictions on transfer under federal and applicable state securities law until the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC and then may be sold in accordance with the terms provided in the prospectus to the Registration Statement as long as the Registration Statement remains effective. The Shares will be issued in compliance in all material respects with an exemption from the registration requirements of the Securities Act, and the registration and qualification requirements of the securities laws of the applicable states. The shares of Common Stock issuable upon the exercise of the Warrants, when issued or sold and delivered in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, and will be subject to restrictions on transfer under federal and applicable state securities law. The shares of Common Stock issuable upon the exercise of the Warrants will be issued in compliance in all material respects with an exemption from the registration requirements of the Securities Act, and the registration and qualification requirements of the securities laws of the applicable states.

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(j) Each party hereto agrees for the express benefit of the Placement Agent, PowerOne, their respective affiliates and their respective representatives that neither the Placement Agent nor PowerOne nor any of their affiliates or any of their representatives (1) has any duties or obligations other than, in the case of the Placement Agent, those specifically set forth herein or in the engagement letter, dated as of March 26, 2012, as amended, among the Company and Broadband Capital Management LLC (the “Engagement Letter”); (2) shall be liable for any improper payment made in accordance with the information provided by the Company; (3) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or any other agreements contemplated hereby; or (4) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any other agreements contemplated hereby or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any other agreements contemplated hereby, except for such party’s own gross negligence, willful misconduct or bad faith. The Placement Agent, PowerOne, their respective affiliates and their respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and the Placement Agent, its respective affiliates and its respective representatives shall be entitled to be indemnified by the Company for acting as Placement Agent hereunder pursuant the indemnification provisions set forth in the Engagement Letter.

(k) Neither the Placement Agent, nor PowerOne nor any of their representatives have any responsibility with respect to the completeness or accuracy of any information or materials furnished to such Buyer in connection with the transactions contemplated hereby. The parties agree and acknowledge that the Placement Agent and PowerOne may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties of the respective Buyers contained in this Agreement as if such representations, warranties, agreements, and covenants, as applicable, were made directly to the Placement Agent or PowerOne.

(l) All Buyers are participating in the Offerings on the same terms and conditions. There exist no alternate, individualized or exclusive agreements or arrangements with any Buyer in connection with the Offerings.

(m) Except as set forth in this Agreement or in the SEC Documents, the Company will not, from the Closing Date through the first anniversary of the Closing Date, sell any shares of Common Stock to any third party for a purchase price of less than three dollars per share of Common Stock.

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5. Conditions Precedent to Closing

(a) Conditions Precedent to the Obligations of the Buyers to Purchase Securities at the Closing. The obligation of each Buyer listed on Exhibit A hereto to acquire Units at the Closing is subject to the fulfillment to such Buyer’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Buyer (as to itself only):

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(ii) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(iv) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(v) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(vi) No Suspensions of Trading in Common Stock. The trading of the Common Stock shall not have been suspended, as of the Closing Date, by the SEC. As of the Closing Date, the Common Stock shall be quoted for trading on the OTC Bulletin Board.

(vii) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with
Section 1(c).

(viii) Compliance Certificate. The Company shall have delivered to each Buyer a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 7(a) and (b) hereof.

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(b) Conditions Precedent to the Obligations of the Company to sell Shares at the Closing. The Company’s obligation to sell and issue the Shares to each Buyer listed on Exhibit A hereto at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(i) Representations and Warranties. The representations and warranties made by such Buyer in Section 3 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(ii) Performance. Such Buyer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

6. Miscellaneous

(a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(b) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company, as evidenced by a signed certificate of the Secretary of the Company certifying as to such action by the Board.

(c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and each Buyer and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(d) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6(d).

(e) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

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(f) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Shares, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(g) Amendment. This Agreement may be amended or modified only by a written instrument executed by the Company, Walker Digital and by those Buyers who, in the aggregate, hold not less than 75% of the Units sold in connection with these Offerings.

(h) Disclosure of Transactions and Other Material Information. Prior to 9AM EST on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated hereby, including the closing of the Merger. On or before the fourth business day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the Offerings in the form required by the 1934 Act, and attaching the required documents as exhibits to such filing. From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Buyers by the Company or any of its officers, directors, employees or agents in connection with the transactions contemplated by the this Agreement. Subject to the foregoing, neither the Company, its subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer, the Company shall not and shall cause its subsidiaries not to disclose the name of such Buyer in any filing, announcement, release or otherwise, except as may be required by applicable law and regulations.

(i) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be enforced, governed and construed in all respects in accordance with the internal substantive laws of the State of Delaware (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction). Each Party hereby irrevocably submits and consents to the jurisdiction of the state and federal courts located in New York, New York with respect to any dispute, controversy, legal action or other proceeding that arises from or concerns this Agreement or the purchase of the Shares and acknowledges that he, she or it will accept service of process by registered or certified mail or the equivalent directed to his, her or its address set forth herein or by whatever other means are permitted by such courts. Each party hereby acknowledges that said courts have jurisdiction over any such dispute, controversy, legal action or other proceeding and that he, she or its hereby waives any objection to personal jurisdiction or venue in these courts or that such courts are an inconvenient forum.

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(j) Termination. This Agreement may be terminated and the sale and purchase of the Units abandoned at any time prior to the Closing by either the Company or any Buyer listed on Exhibit A hereto (with respect to itself only), upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on September 30, 2013; provided, however, that the right to terminate this Agreement under this Section 8(j) shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 8(j) shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the Registration Rights Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the Registration Rights Agreement. In the event of a termination pursuant to this 8(j), the Company shall promptly notify all non-terminating Buyers. Upon a termination in accordance with this Section 8(j), the Company and the terminating Buyer(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Buyer will have any liability to any other Buyer under this Agreement as a result therefrom.

(k) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and constitute the same instrument.

[the following pages are the signature pages]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GLOBALOPTIONS GROUP, INC.

By:	/s/ Harvey W. Schiller
Name:	Harvey W. Schiller
Title:	Chairman and Chief Executive Officer

Walker Digital acknowledges that, as a shareholder of the Company after the closing of the Merger, it will receive significant benefits from the closing of the Offering. Therefore, Walker Digital covenants to each of the Buyers that it will not, from the Closing Date through the first anniversary of the Closing Date, sell any shares of Common Stock to any third party for a purchase price of less than three dollars per share of Common Stock; provided that Walker Digital may transfer up to 400,000 shares of Common Stock to one of its affiliates for the sole purpose of such affiliate transferring such shares of Common Stock to certain of its former officers.

For the sole purpose of the immediately preceding paragraph:

WALKER DIGITAL, LLC

By:	/s/ Jay Walker
Its:	Authorized Signatory

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ENTITY BUYERS:

Name of Buyer

By:
Name:
Title:
EIN:

Maximum Number of Units:

INDIVIDUAL BUYERS:

Name:
Title:
Address:
SSN:

Maximum Number of Units:

Exhibit A

On file with the Company.

Exhibit B

Form of Registration Rights Agreement

Exhibit C

Form of Warrant

Schedule I

CERTIFICATE OF ACCREDITED INVESTOR

TO:	Global Options Group, Inc.

PowerOne Capital Markets Limited

Broadband Capital Management LLC

The undersigned certifies for the benefit of the addressees in connection with the private placement of securities by Global Options Group, Inc. that they are a resident of, or their purchase and sale of securities is otherwise subject to the securities legislation of Ontario and they are an accredited investor (an “Accredited Investor”) within the meaning of National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”). Specifically, the undersigned is:

PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY AND INITIAL:

☐ (a)	a Canadian bank, trust company, insurance company or other Canadian financial institution (as defined in NI 45-106), or a Schedule III bank,

☐ (b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐ (c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐ (d)	a person registered under the securities legislation of a province or territory of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐ (e)	an individual registered or formerly registered under the securities legislation of a province or territory of Canada as a representative of a person referred to in paragraph (d),

☐ (f)	the Government of Canada or a province or territory of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a province or territory of Canada,

☐ (g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montréal or an intermunicipal management board in Québec,

☐ (h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐ (i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a province or territory of Canada,

☐ (j)	an individual who, either alone or with a spouse, beneficially owns financial assets (cash, securities, contracts of insurance, deposits and evidences of deposits that are not securities for the purpose of securities legislation), having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

☐ (k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐ (l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

☐ (m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000, as shown on its most recently prepared financial statements, and that was not formed for the sole purpose of making a representation to this effect in order to qualify as an accredited investor,

☐ (n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106 or equivalent exemptions under applicable securities legislation as specified in Section 8.2 of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐ (o)	an investment fund that distributes or has distributed securities under a prospectus in a province or territory of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

☐ (p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a province or territory of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐ (q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a province or territory of Canada or a foreign jurisdiction, and neither that person nor the legal or beneficial owner of the fully managed account is resident in Ontario,

☐ (r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the province or territory of the registered charity to give advice on the securities being traded,

☐ (s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐ (t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐ (u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

☐ (v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Signature:
Name:

Execution Copy

SUBSCRIPTION, PURCHASE AND INVESTMENT AGREEMENT

THIS SUBSCRIPTION, PURCHASE AND INVESTMENT AGREEMENT (this “Agreement”) is made as of September 18, 2013, by and among GLOBALOPTIONS GROUP, INC., a Delaware corporation (the “Company”), each of the Buyers signatory to this Agreement, as identified on the signature pages attached hereto, and, for the limited purpose set forth on the signature page hereto, Walker Digital, LLC, a Delaware limited liability company (“Walker Digital”).

WHEREAS, the Company is offering up to 3,693,950 units consisting of one share of the Company’s Common Stock (the “Shares”) and one warrant to purchase one half of one share of the Company’s Common Stock (the “Warrants” and together with the Shares, the “Units”) to a limited number of accredited investors in a non-public offering (the “Offering”); and

WHEREAS, substantially simultaneously with the closing of the Offering (as defined below), GO Merger Sub LLC (“Merger Sub”), a wholly owned subsidiary of the Company, is merging with and into Walker Digital Holdings, LLC (“Walker Digital Sub”), a wholly owned subsidiary of Walker Digital, (the “Merger”) pursuant to that certain Agreement and Plan of Merger dated as of July 11, 2013, by and between the Company, Merger Sub, Walker Digital and Walker Digital Sub (the “Merger Agreement”); and

WHEREAS, the Company and each person that is subscribing for shares in the Offering (each a “Buyer” and collectively the “Buyers”) are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and exemptions from prospectus requirements under applicable Canadian securities laws;

WHEREAS, each Buyer desires to purchase that number of Units set forth on each Buyer’s respective signature page;

WHEREAS, the Company has engaged Broadband Capital Management LLC as its exclusive placement agent (the “Placement Agent”) for the offering of the Shares on a “best efforts” basis and has entered into an engagement letter, dated as of March 26, 2012, as amended, among the Company and Broadband Capital Management LLC (the “Engagement Letter”); and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW THEREFORE, in consideration of the foregoing and for valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. Issuance of Units

(a) Subject to the terms and conditions contained herein, the Company will issue to each Buyer, and each Buyer will purchase from Company, severally and not jointly, for the purchase price of $3.00 per Unit, that number of Units set forth opposite such Buyer’s name on Exhibit A hereto, provided that the aggregate number of Offered Units issued and sold to each Buyer shall not exceed the number of Units set forth on such Buyer’s respective signature page. The closing of the Offerings is conditioned upon committed and fully paid subscriptions or agreements to purchase of not less than $10,000,000 in aggregate gross proceeds. The closing date of the Offering shall be the date on which the Merger closes (the “Closing Date”), which date shall be communicated to each Buyer in writing by the Company at least two business days in advance. Upon receipt by the Company from Buyers of fully executed versions of this Agreement representing committed subscriptions or agreements to buy of at least $10,000,000 in aggregate gross proceeds, the Company will provide notice to the Buyers that the closing of the Offering will proceed (the “Closing Notice”). Each Buyer shall send, via wire transfer of immediately available funds on or before the Closing Date, the purchase price of the Units such Buyer has subscribed for to the escrow account of the Company identified in the Closing Notice.

(b) In the event that the Offering does not close on or before September 30, 2013, the Company will refund the respective purchase price, without interest, received by the Company from each Buyer. Upon the closing of the transactions contemplated hereby, the Company shall deliver to each Buyer certificates in the name of such Buyer for the respective number of Shares and Warrants issued to such Buyer (or its respective designee or nominee) in the Offering containing, inter alia, the legend set forth in Section 2 below.

(c) On or prior to the Closing with respect to the Buyers listed on Exhibit A hereto, the Company shall issue, deliver or cause to be delivered to such Buyer the following (the “Company Deliverables”):

(vii) this Agreement, duly executed by the Company and Walker Digital;

(viii) one or more certificates evidencing the Warrants purchased by such Buyer hereunder in substantially the form of Exhibit C;

(ix) the Registration Rights Agreement, duly executed by the Company;

(x) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the Certificate of Incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(xi) the Compliance Certificate referred to in Section 7(a)(viii) hereof; and

(xii) certificates evidencing the incorporation and good standing of the Company, issued by the Secretary of State of the State of Delaware as of a date within five (5) days of the Closing Date.

(d) Within three (3) Business Days following the Closing, the Company shall issue, deliver or cause to be delivered to each Buyer one or more original stock certificates, free and clear of all restrictive and other legends except as provided in Section 2 hereof, evidencing the Shares purchased by such Buyer hereunder, registered in the name of such Buyer (the “Stock Certificates”).

2. Restrictive Legends

All Stock Certificates and Warrants shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

The legend set forth above shall be removed from certificates representing Shares and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Shares are registered for resale under the Securities Act (provided that, if the Buyer is selling pursuant to the effective registration statement registering the Shares for resale (the “Registration Statement”), the Buyer agrees to only sell such Shares during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such Registration Statement), (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company), or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the effective date of the Registration Statement covering the resale or (ii) Rule 144 becoming available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall within one (1) Business Day deliver to its transfer agent irrevocable instructions that the transfer agent shall reissue a certificate representing the applicable Shares without legend upon receipt by the transfer agent of the legended certificates for such Shares. Any fees (with respect to the transfer agent or otherwise) associated with the removal of such legend shall be borne by the Company.

To the extent Shares and Warrants are issued to Buyers that are Canadian residents, the certificates representing such Shares and Warrants (and any replacement certificates issued prior to the expiration of the applicable hold periods), or ownership statements issued under a direct registration system or other electronic book-based or book-entry system, will bear a legend in accordance with applicable Canadian securities laws. For the Securities issued to Canadian residents pursuant to the offering herein, the following legend is required by section 2.5 of National Instrument 45-102 – Resale of Securities:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) SEPTEMBER 18, 2013, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

3. Investment Representations

Each Buyer represents, warrants and covenants as follows:

(a) The Buyer is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act and is purchasing the applicable Shares for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of such Shares in violation of the Securities Act or applicable state securities laws, or any rule or regulation thereunder.

(b) The Buyer has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit it to evaluate the merits and risks of its investment in the Company, and has done so.

(c) The Buyer understands that the Company is required to file periodic reports pursuant to the Securities Exchange Act of 1934 (the “1934 Act”), as amended. The Buyer acknowledges that he, she or it has had such opportunity to obtain such periodic reports, as well as the Current Reports on Form 8-K filed by the Company on July 15, 2013 and August 1, 2013 (collectively, the “July/August Form 8-Ks”) and is familiar with the information contained in such reports, including without limitation the risk factors contained therein, and that each report speaks only as of its respective date. The Buyer understands and acknowledges that no person has been authorized to give any information or make any representations in connection with the Offerings other than the information contained in such reports (the “Offering Documents”) and the representations of the Company contained in Section 4 of this Agreement. The Buyer understands and acknowledges that, if given or made, other information or representations must not be relied on as having been made by or on behalf of the Company, and the Buyer represents and warrants that the Buyer’s decision to purchase Shares was not based on any information or representations other than as described in the immediately preceding sentence.

(d) The Buyer has sufficient experience in business, financial and investment matters and, in particular, investments in businesses similar to the Company, to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) The Buyer can afford a complete loss of the value of the Units and is able to bear the economic risk of holding such Units for an indefinite period.

(f) The Buyer understands that: (i) the Shares and Warrants have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares and Warrants cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available until at least twelve months has elapsed from the date on which the information that is required by Form 10 to register shares of the Company’s Common Stock under the 1934 Act is filed with the SEC and even then will not be available unless a public market then exists for the Shares, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the SEC with respect to the Shares or the Warrants and there is no assurance that any registration statement that may be filed with respect to the resale of the Shares will be declared effective when expected, or at all, or will remain effective for a sufficient time to enable the Buyer to sell any or all of its Shares, and it is not expected that any registration statement will be filed with respect to the resale of the Warrants.

(g) The Buyer has consulted the Buyer’s own accountants, legal counsel and investment tax or other advisors as the Buyer deemed necessary in connection with the purchase of the Shares and has relied solely on the advice of such professionals and not on any information or statements from the Company, the Placement Agent or PowerOne Capital Markets Limited (“PowerOne”).

(h) The Buyer understands that neither the SEC nor any state securities commission or other governmental agency has reviewed or passed upon or made any recommendation or endorsement of the Shares or any investment therein.

(i) The Buyer did not engage in any general solicitation or advertisement in connection with the Offerings and is not purchasing the Units based on any materials or communications as part of a general solicitation or advertisement in connection with the Offerings.

(j) The Buyer is not an “underwriter” as such term is defined in Section 2(a)(11) of the Securities Act.

(k) The Buyer acknowledges that the Placement Agent is acting as placement agent on a “best efforts” basis for the Shares being offered hereby and will be compensated by the Company for acting in such capacity, and that PowerOne has partnered with the Placement Agent in such regard. The Buyer represents that (i) such Buyer was contacted regarding the sale of the Units by the Placement Agent, PowerOne or the Company (or an authorized agent or representative thereof), and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising as such terms are used in Regulation D of the Securities Act. Other than to other persons party to this Agreement, such Buyer has maintained the confidentiality of all disclosure made to it in connection with this transaction (including the existence and terms of this Agreement). Such Buyer represents that it is making this investment based on the results of its own due diligence investigation of the Company and Walker Digital Sub, and has not relied on any information or advice furnished by or on behalf of the Placement Agent or PowerOne in connection with the transactions contemplated hereby. Such Buyer acknowledges that neither the Placement Agent nor PowerOne has made, and neither will make, any representations and warranties with respect to the Company, Walker Digital Sub, the Merger or the transactions contemplated hereby, and such Buyer will not rely on any statements made by the Placement Agent or PowerOne, orally or in writing, to the contrary.

In addition, each Buyer that is a Canadian resident agrees as follows:

(l) By completing the “Accredited Investor Certificate” enclosed on Schedule I, the Buyer is representing and warranting that the Buyer satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) adopted by the Canadian Securities Administrators.

(m) The Buyer acknowledges and consents to the fact that the Company is collecting the Buyer’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Buyer’s personal information (and, if applicable, the personal information of those on whose behalf the Buyer is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Buyer is deemed to be consenting to the foregoing collection, use and disclosure of the Buyer’s personal information (and, if applicable, the personal information of those on whose behalf the Buyer is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Buyer may be purchasing Shares as agent on behalf of an undisclosed principal, the Buyer agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Company, all as may be required by the Company in order to comply with the foregoing.

(n) Furthermore, the Buyer is hereby notified that: (i) the Company may deliver to any securities commission having jurisdiction over the Company, the Buyer or this subscription, certain personal information pertaining to the Buyer, including such Buyer’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Buyer, the number of Shares purchased by the Buyer and the total purchase price paid for such Shares, the prospectus exemption relied on by the Company and the date of distribution of the Shares, (ii) such information is being collected indirectly by such commissions under the authority granted to them in securities legislation, (c) such information is being collected for the purposes of the administration and enforcement of the securities laws, and (d) the Buyer may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number: Administrative Assistant to the Director of Corporate Finance Ontario Securities Commission Suite 1903, Box 55 20 Queen Street West Toronto, ON M5H 3S8 Telephone: (416) 593-8086.

4. Company Representations, Warranties and Acknowledgements

The representations and warranties made by the Company in this Section 4 with respect to Walker Digital Sub are made subject to the Company’s knowledge following the Company’s due diligence investigation of Walker Digital Sub, as of the date hereof and the Closing Date, in connection with the Merger. The Company hereby represents, warrants and acknowledges as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Buyers as follows:

(a) Organization, Qualification and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company’s business. The Company has all requisite corporate power and authority to carry on the businesses in which it is engaged, and as presently proposed to be conducted by it, and to own, lease, operate and use the properties and assets owned and used by it. No proceedings have been instituted or, to the knowledge of the Company, are pending for the dissolution or liquidation or winding-up of the Company.

(b) Authorization of Transaction. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and, when duly and validly executed and delivered by each other party hereto, will constitute a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

(c) All Licenses. The Company is licensed, registered or qualified, has all requisite government approvals and owns and has the right to use all intellectual property relating to its products and business in all jurisdictions in which it owns, leases or operates its properties or carries on business to enable its business to be carried on as now conducted and as currently proposed to be conducted and all such licences, registrations, qualifications, intellectual property rights and governmental approvals are valid, subsisting and in good standing and it does not know of and it has not received a notice of non-compliance or opposition, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance or opposition with any such laws, regulations, rights, approvals or permits which could have a material adverse effect on the Company or its ability to carry on its business as now conducted and as currently proposed to be conducted.

(d) Not a Reporting Issuer in Canada. The Company is not a “reporting issuer” (as such term is defined under applicable Canadian securities laws) in any province or territory of Canada.

(e) Compliance with Laws. The Company and its subsidiaries are conducting their respective businesses in compliance with all applicable laws, rules and regulations in each of the jurisdictions in which they carry on business and are not in breach of any such applicable laws, rules and regulations.

(f) Capital Stock/Anti-Dilution and Participation Rights. As of the date hereof, the authorized share capital of the Company consists of 100,000,000 shares of common stock and 15,000,000 shares of preferred stock. As of the close of business on September 10, 2013, 7,523,536 Common Shares, 0 warrants and 200,000 options are issued and outstanding. The Company’s authorized, issued and outstanding capital stock, warrants and options are as set forth in the Company’s most recent filings and on Schedule II hereto, as of the date of such filings, made by the Company pursuant to the 1934 Act. There are no pre-emptive rights, rights of first refusal or other participation rights, nor are there any anti-dilution or other adjustments, that would be triggered or subject to exercise by any person as a result of these Offerings. All necessary corporate action has been taken by the Company to authorize the issuance, sale and delivery of the Units and, upon payment therefor, the Shares and common shares to be issued upon exercise of the Warrants will be validly issued and outstanding as fully paid common shares of the Company. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in the SEC Documents (as defined herein) and on Schedule II hereto, and except for up to 1,445,000 shares of Common Stock issuable to a vendor of the Company: (i) no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the issue or allotment of any of the Company’s unissued common shares or any other securities of the Company or any other security convertible into or exchangeable for any such common shares or other securities or to require the Company to purchase, redeem or otherwise acquire any of its issued and outstanding common shares; (ii) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (iii) other than the Warrants issued pursuant to this Agreement, there are no outstanding options, warrants, subscriptions, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, subscriptions, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iv) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (v) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (vi) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement, that certain Registration Rights Agreement dated as of March 27, 2012, by and among the Company, Genesis Opportunity Fund, L.P. and Genesis Asset Opportunity Fund, L.P., that certain Restructuring Registration Rights Agreement dated as of July 25, 2007, among the Company and each of the Investors named party thereto, securities of the Company held by the Placement Agent (or affiliates), securities of the Company held by IP Navigation Group, LLC (or affiliates), and securities of the Company held by Walker Digital (or its affiliates)); (vii) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (viii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; (ix) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (x) the Company has no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents.

(g) Description of Securities. The Shares and Warrants, when issued, will conform to all statements relating thereto contained in this Agreement and such description conforms to the rights set forth in the instruments defining the same.

(h) Noncontravention. Subject to compliance with the applicable requirements of the Securities Act, the 1934 Act and any applicable state securities laws, neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby will (i) conflict with or violate any provision of the charter or Bylaws of the Company and its subsidiaries or any resolution of their respective directors (or committees of directors) or shareholders, (ii) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any domestic or foreign court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (“Governmental Entity”), (iii) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company is a party or by which it is bound or to which any of its assets are subject, (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets, or (v) breach, violate, terminate or result in default under any mortgage, hypothec, note, indenture, contract, agreement (written or oral), instrument, lease, licence, permit or other document to which it is a party or is subject or by which the Company or its subsidiaries or any of their respective property or assets is bound, or any applicable law, or which would give rise to the acceleration or maturity of any indebtedness or other material liabilities or obligations under any of the foregoing or which would materially adversely affect the consummation of the Offering.

(i) SEC Documents; Financial Statements. The information and statements set forth in the Company’s public disclosure record are true, correct, and complete in all material respects and do not contain any misrepresentation, as of the date of such information or statement, and no material change has occurred in relation to the Company and its subsidiaries which is not disclosed in the Company’s public disclosure record and the Company has not filed any confidential material change reports which continue to be confidential. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company present fairly, in all material respects, the financial position of the Company and its subsidiaries, and the statements of operations, retained earnings, cash flow from operations and changes in financial information of the Company and its subsidiaries for the periods specified in such financial statements and such financial statements contain no misrepresentation. As of their respective dates, the financial statements of each of (i) the Company included in the SEC Documents and (ii) the Walker Digital Licensing and Enforcement business segment transferred to Walker Digital Sub in connection with the Merger (“WDLE”) included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and WDLE, respectively, as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has timely filed all periodic reports with the SEC.

(j) Material Changes.

(i) Since the date of the latest financial statements included within the SEC Documents, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined in the Merger Agreement). Since the date of the latest financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s or WDLE’s consolidated financial statements pursuant to GAAP or, in the case of the Company, to be disclosed in filings made with the SEC, and (C) liabilities and obligations incurred in connection with the Merger and the transactions contemplated hereby, (ii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (iv) the Company has not issued any equity securities to any officer, director or affiliate, (v) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any material contract under which the Company or any of its assets is bound or subject. Except for the issuance of the Units contemplated by this Agreement and in the Merger, no event, liability or development has occurred or exists with respect to the Company or Walker Digital Sub or their respective businesses, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed.

(ii) Since the date of the latest financial statements of WDLE included in the SEC Documents, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Since the date of the latest financial statements of WDLE included in the SEC Documents, except as specifically disclosed in Schedule 5(e) hereto, (i) neither Walker Digital Sub nor WDLE has incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in WDLE’s consolidated financial statements pursuant to GAAP, and (C) liabilities and obligations incurred in connection with the Merger and the transactions contemplated hereby, (ii) WDLE has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iii) neither Walker Digital Sub nor WDLE has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of Walker Digital Sub or WDLE, as applicable), (iv) neither Walker Digital Sub nor WDLE has issued any equity securities to any officer, director or affiliate, (v) neither Walker Digital Sub nor WDLE has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any material contract under which Walker Digital Sub or any of its assets is bound or subject.

(k) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are applicable to the Company and effective as of the date hereof (as well as any and all applicable rules and regulations promulgated by the SEC thereunder that are applicable to the Company and effective as of the date hereof) except where such noncompliance would not have, individually or in the aggregate, a material adverse effect.

(l) Litigation. There is no action, suit, proceeding, inquiry, claim, arbitration or investigation before any Governmental Entity which is pending or, to the knowledge of the Company, has been threatened against the Company or Walker Digital Sub. There are no judgments, orders or decrees outstanding against the Company. To the knowledge of the Company, there is no threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any governmental entity with respect to the business of the Company.

(m) Valid Issuance. The Shares, when issued or sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and will be subject to restrictions on transfer under federal and applicable state securities law until the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC and then may be sold in accordance with the terms provided in the prospectus to the Registration Statement as long as the Registration Statement remains effective. The Shares will be issued in compliance in all material respects with an exemption from the registration requirements of the Securities Act, and the registration and qualification requirements of the securities laws of the applicable states. The shares of Common Stock issuable upon the exercise of the Warrants, when issued or sold and delivered in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, and will be subject to restrictions on transfer under federal and applicable state securities law. The shares of Common Stock issuable upon the exercise of the Warrants will be issued in compliance in all material respects with an exemption from the registration requirements of the Securities Act, and the registration and qualification requirements of the securities laws of the applicable states.

(n) Taxes. The Company has (i) on a timely basis, filed all necessary tax returns and notices and has paid or made provision for all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes have become due or have been alleged to be due; and (ii) is not aware of any material tax deficiencies or material interest or penalties accrued or accruing or alleged to be accrued or accruing, thereon which have not otherwise been provided for by the Company.

(o) Each party hereto agrees for the express benefit of the Placement Agent, PowerOne, their respective affiliates and their respective representatives that neither the Placement Agent nor PowerOne nor any of their affiliates or any of their representatives (1) has any duties or obligations other than, in the case of the Placement Agent, those specifically set forth herein or in the Engagement Letter; (2) shall be liable for any improper payment made in accordance with the information provided by the Company; (3) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or any other agreements contemplated hereby; or (4) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any other agreements contemplated hereby or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any other agreements contemplated hereby, except for such party’s own gross negligence, willful misconduct or bad faith. The Placement Agent, PowerOne, their respective affiliates and their respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and the Placement Agent, its respective affiliates and its respective representatives shall be entitled to be indemnified by the Company for acting as Placement Agent hereunder pursuant the indemnification provisions set forth in the Engagement Letter.

(p) Neither the Placement Agent, nor PowerOne nor any of their representatives have any responsibility with respect to the completeness or accuracy of any information or materials furnished to such Buyer in connection with the transactions contemplated hereby. The parties agree and acknowledge that the Placement Agent and PowerOne may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties of the respective Buyers contained in this Agreement as if such representations, warranties, agreements, and covenants, as applicable, were made directly to the Placement Agent or PowerOne.

(q) All Buyers are participating in the Offerings on the same terms and conditions. There exist no alternate, individualized or exclusive agreements or arrangements with any Buyer in connection with the Offerings.

(r) Except as set forth in this Agreement or in the SEC Documents, the Company will not, from the Closing Date through the first anniversary of the Closing Date, sell any shares of Common Stock to any third party for a purchase price of less than three dollars per share of Common Stock.

(s) The Company agrees that each Buyer is entitled to the benefit of all representations, warranties and covenants of the Company in the Engagement Letter as if the Buyer was a party to such Engagement Letter and a direct beneficiary of such provisions. The representations, warranties and covenants of the Company in the Engagement Letter are hereby incorporated into this Agreement with such changes as are necessary in order to reflect that they are being made by the Company to the Buyer.

(t) The Company acknowledges that, in making its decision to invest in the Units, the Buyers are relying on this Subscription Agreement, the Company’s public disclosure record and the Engagement Letter.

5. Conditions Precedent to Closing

(a) Conditions Precedent to the Obligations of the Buyers to Purchase Securities at the Closing. The obligation of each Buyer listed on Exhibit A hereto to acquire Units at the Closing is subject to the fulfillment to such Buyer’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Buyer (as to itself only):

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(ii) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(iv) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(v) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(vi) No Suspensions of Trading in Common Stock. The trading of the Common Stock shall not have been suspended, as of the Closing Date, by the SEC or any securities commission, stock exchange or any other regulatory authority in any jurisdiction and no such proceeding is, to the knowledge of the Company, pending, contemplated or threatened. As of the Closing Date, the Common Stock shall be quoted for trading on the OTC Bulletin Board.

(vii) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with
Section 1(c).

(viii) Compliance Certificate. The Company shall have delivered to each Buyer a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5(a) and (b) hereof.

(b) Conditions Precedent to the Obligations of the Company to sell Shares at the Closing. The Company’s obligation to sell and issue the Shares to each Buyer listed on Exhibit A hereto at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(i) Representations and Warranties. The representations and warranties made by such Buyer in Section 3 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(ii) Performance. Such Buyer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

6. Miscellaneous

(a) Assignment. This Agreement will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Agreement is not transferable or assignable by any party to it.

(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company, as evidenced by a signed certificate of the Secretary of the Company certifying as to such action by the Board.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and each Buyer and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6(e).

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Shares, and supersedes all prior agreements, whether oral or written, and understandings, relating to the subject matter of this Agreement. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

(h) Time of Essence. Time is of the essence in this Agreement

(i) Amendment. This Agreement may be amended or modified only by a written instrument executed by the Company, Walker Digital and by each Buyer.

(j) Disclosure of Transactions and Other Material Information. Prior to 9AM EST on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated hereby, including the closing of the Merger. On or before the fourth business day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the Offerings in the form required by the 1934 Act, and attaching the required documents as exhibits to such filing. From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Buyers by the Company or any of its officers, directors, employees or agents in connection with the transactions contemplated by the this Agreement. Subject to the foregoing, neither the Company, its subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer, the Company shall not and shall cause its subsidiaries not to disclose the name of such Buyer in any filing, announcement, release or otherwise, except as may be required by applicable law and regulations.

(k) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be enforced, governed and construed in all respects in accordance with the internal substantive laws of the State of New York. Each Party hereby irrevocably submits and consents to the jurisdiction of the state and federal courts located in New York, New York with respect to any dispute, controversy, legal action or other proceeding that arises from or concerns this Agreement or the purchase of the Shares and acknowledges that he, she or it will accept service of process by registered or certified mail or the equivalent directed to his, her or its address set forth herein or by whatever other means are permitted by such courts. Each party hereby acknowledges that said courts have jurisdiction over any such dispute, controversy, legal action or other proceeding and that he, she or its hereby waives any objection to personal jurisdiction or venue in these courts or that such courts are an inconvenient forum. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

(l) Termination. This Agreement may be terminated and the sale and purchase of the Units abandoned at any time prior to the Closing by either the Company or any Buyer listed on Exhibit A hereto (with respect to itself only), upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on September 30, 2013; provided, however, that the right to terminate this Agreement under this Section 8(j) shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 8(j) shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the Registration Rights Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the Registration Rights Agreement. In the event of a termination pursuant to this 8(j), the Company shall promptly notify all non-terminating Buyers. Upon a termination in accordance with this Section 8(j), the Company and the terminating Buyer(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Buyer will have any liability to any other Buyer under this Agreement as a result therefrom.

(m) Counterparts. This Agreement including the Schedules may be executed in two or more counterparts (including counterparts by facsimile or PDF), each of which shall be deemed an original and constitute the same instrument.

(n) Currency. Unless otherwise stated, references in this Agreement and the Schedules to “$” or “US$” are to United States dollars.

[the following pages are the signature pages]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GLOBALOPTIONS GROUP, INC.

By:	/s/ Harvey W. Schiller
Name: Harvey W. Schiller
Title: Chairman and Chief Executive Officer

Walker Digital acknowledges that, as a shareholder of the Company after the closing of the Merger, it will receive significant benefits from the closing of the Offering. Therefore, Walker Digital covenants to each of the Buyers that it will not, from the Closing Date through the first anniversary of the Closing Date, sell any shares of Common Stock to any third party for a purchase price of less than three dollars per share of Common Stock; provided that Walker Digital may transfer up to 400,000 shares of Common Stock to one of its affiliates for the sole purpose of such affiliate transferring such shares of Common Stock to certain of its former officers.

For the sole purpose of the immediately preceding paragraph:

WALKER DIGITAL, LLC

By:	/s/ Jay Walker
Its: Authorized Signatory

By:
Name:
Title:

By:
Name:
Title:

EIN:

Maximum Number of Units:

INDIVIDUAL BUYERS:

Name:
Title:
Address:
SSN:

Maximum Number of Units:

Exhibit A

On file with the Company.

Exhibit B

Form of Registration Rights Agreement

Exhibit C

Form of Warrant

Schedule I

CERTIFICATE OF ACCREDITED INVESTOR

TO:	Global Options Group, Inc.

PowerOne Capital Markets Limited

Broadband Capital Management LLC

The undersigned certifies for the benefit of the addressees in connection with the private placement of securities by Global Options Group, Inc. that they are a resident of, or their purchase and sale of securities is otherwise subject to the securities legislation of Ontario and they are an accredited investor (an “Accredited Investor”) within the meaning of National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”). Specifically, the undersigned is:

PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY AND INITIAL:

☐ (a)	a Canadian bank, trust company, insurance company or other Canadian financial institution (as defined in NI 45-106), or a Schedule III bank,

☐ (b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐ (c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐ (d)	a person registered under the securities legislation of a province or territory of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐ (e)	an individual registered or formerly registered under the securities legislation of a province or territory of Canada as a representative of a person referred to in paragraph (d),

☐ (f)	the Government of Canada or a province or territory of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a province or territory of Canada,

☐ (g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montréal or an intermunicipal management board in Québec,

☐ (h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐ (i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a province or territory of Canada,

☐ (j)	an individual who, either alone or with a spouse, beneficially owns financial assets (cash, securities, contracts of insurance, deposits and evidences of deposits that are not securities for the purpose of securities legislation), having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

☐ (k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐ (l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

☐ (m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000, as shown on its most recently prepared financial statements, and that was not formed for the sole purpose of making a representation to this effect in order to qualify as an accredited investor,

☐ (n)	an investment fund that distributes or has distributed its securities only to

(iii)	a person that is or was an accredited investor at the time of the distribution,

(iv)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106 or equivalent exemptions under applicable securities legislation as specified in Section 8.2 of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐ (o)	an investment fund that distributes or has distributed securities under a prospectus in a province or territory of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

☐ (p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a province or territory of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐ (q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a province or territory of Canada or a foreign jurisdiction, and neither that person nor the legal or beneficial owner of the fully managed account is resident in Ontario,

☐ (r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the province or territory of the registered charity to give advice on the securities being traded,

☐ (s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐ (t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐ (u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

☐ (v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Signature:
Name:

Schedule II

primary offering

amount	$11,431,999	*
price	$3
warrant coverage	50%

Pre-merger

Existing common stockholders	6,197,760	96.9%
Options $3.05	200,000	3.1%

Fully diluted shares outstanding	6,397,760	100.0%

At Closing	Shares		%	%	%
WD	22,666,667		71.24%	62.6%	54.1%
GLOI existing	6,197,760		19.48%	17.1%	14.8%
Other Stockholders (BCM, IPNav, GLOI mgmt)	2,954,110		9.28%	8.2%	7.1%

Total	31,818,537		100.00%	87.9%	75.9%
Options at $3.05	200,000			0.6%	0.5%
Employee incentive Plan	2,000,000			5.5%	4.8%
Contingency Shares	2,166,667			6.0%	5.2%

Total	36,185,204			100.00%	86.4%
New primary shares	3,810,666	*			9.1%
New warrants	1,905,333				4.5%

Total	41,901,204				100.0%

		% of total
Non-diluted shares outstanding
GLOI existing	6,197,760	17.4%
Other Stockholders (BCM, IPNav, GLOI mgmt)	2,954,110	8.3%
WD	22,666,667	63.6%
New primary shares	3,810,666	10.7%

Total	35,629,203	100.0%

*	The number of shares issued in the primary offering may be reduced, at the discretion of the Company, to 3,333,333.